                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]

 Check the appropriate box:


[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[ x ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12



                      CADRE INSTITUTIONAL INVESTORS TRUST
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                      WILLIAM M. SULLIVAN, ESQ. SECRETARY
-------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1)     Title of each class of securities to which transactions applies:

   2)     Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4)     Proposed maximum aggregate value of transaction:

   5)     Total fee paid:

[  ]   Fee paid previously with preliminary materials.

[  ]   Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)     Amount Previously Paid:

   2)     Form, Schedule or Registration Statement No.:

   3)     Filing Party:

   4)     Date Filed: October 19, 1998

                          CADRE INSTITUTIONAL INVESTORS TRUST
                                 LIQUID ASSET FUND
                                 905 Marconi Avenue
                             Ronkonkoma, New York 11779-7255




October 20, 1998




Dear Shareholder:

On behalf of the Board of Trustees of Cadre Institutional Investors Trust (the "Trust"), it is my pleasure to invite you to attend a Special Meeting of Shareholders of Liquid Asset Fund, a series of the Trust. The meeting will be held on October 30, 1998 at 9:00 a.m. at the offices of Ambac Financial Group, Inc., One State Street Plaza, 17th Floor, New York, New York 10004.

The business to be conducted at the meeting is outlined in the attached Notice of Special Meeting and Proxy Statement.

It is important that your shares be represented at the meeting. Please complete and return the enclosed proxy card in the postage-paid envelope provided whether or not you expect to attend the meeting. If you attend the meeting and wish to vote in person, you make revoke your proxy at that time.

We look forward to seeing you on October 30th.


William T. Sullivan, Jr.
Chairman

                       Cadre Institutional Investors Trust
                                Liquid Asset Fund
                               905 Marconi Avenue,
                         Ronkonkoma, New York 11779-7255
                                 1-800-221-4524

                                 -------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on October 30, 1998

                                 -------------


To the Shareholders of Liquid Asset Fund:

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Liquid Asset Fund (the "Fund"), a series of Cadre Institutional Investors Trust (the "Trust") will be held at the offices of Ambac Financial Group, Inc., One State Street Plaza, 17th Floor, New York, New York 10004, at 9:00 a.m. Eastern time, for the following purposes:

1. To amend the diversification policy and concentration policy of the Fund;

2. To approve a new investment advisory agreement between the Trust and Cadre Financial Services, Inc.;

3. To elect four (4) members of the Board of Trustees of the Trust to serve until their successors are elected and qualified; and

4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on September 22, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

By order of the Board of Trustees

William M. Sullivan, Esq.
Secretary


October 20, 1998



IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO MARK, SIGN, DATE AND RETURN A PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                       Cadre Institutional Investors Trust
                               905 Marconi Avenue
                         Ronkonkoma, New York 11779-7255
                                 1-800-221-4524

                         SPECIAL MEETING OF SHAREHOLDERS
                              OF LIQUID ASSET FUND
                         To Be Held on October 30, 1998

                                 PROXY STATEMENT


     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Cadre Institutional Investors Trust (the "Trust"). The Board is requesting your proxy for use at a Special Meeting of Shareholders of Liquid Asset Fund (the "Fund"), a series of the Trust. The meeting will be held on October 30, 1998, at 9:00 a.m. Eastern time at the offices of Ambac Financial Group, Inc., One State Street Plaza, 17th Floor, New York, New York 10004. The purposes of the meeting are set forth in the accompanying Notice of Special Meeting of Shareholders. Your proxy may also be voted at any adjournment of the meeting.

     In addition to the soliciting proxies by mail, officers of the Trust, and officers and employees of the Trust's investment adviser and administrator, Cadre Financial Services, Inc.(the "Investment Adviser"), or other representatives of the Trust, may solicit proxies by telephone, telegraph or in person, without special compensation. The costs of solicitation and the expenses of preparing this Proxy Statement and its enclosures are being paid by the Trust. The Trust's most recent annual report to shareholders of the Fund and most recent semi-annual report to shareholders are available upon request, without charge, by writing the Trust at 905 Marconi Avenue, Ronkonkoma, New York 11779-7255, or by calling 1-800-221-4524.

     If you properly execute and return the enclosed proxy card in time to be voted at the meeting, your shares of the Fund will be voted in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked, proxies will be voted: (a) FOR the proposal to amend the diversification policy and concentration policy of the Fund; (b) FOR approval of the proposed investment advisory agreement between the Trust and the Investment Adviser, and (c) FOR the election of the four nominees to serve as Trustees. You have the right to revoke your proxy at any time prior to its exercise either by attending the meeting and voting in person or by sending a letter of revocation or a later dated proxy to the Trust at the above address prior to the date of the meeting.

     If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes have been received. Any adjournment will require the affirmative vote of a majority of those shares present at the meeting in person or by proxy. If any adjournments are proposed by the proxies, the persons named as proxies will vote those proxies which they are entitled to vote FOR either Proposal 1 or Proposal 2 in favor of adjournment and will vote those proxies required to be voted AGAINST Proposals 1 and 2 against adjournment. Under the By-Laws of the Trust, a quorum is the presence in person or by proxy of the holders of 40% or more of the outstanding shares of the Fund entitled to vote at the meeting.

     The close of business on September 22, 1998, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment.

     Each share (and fractional share) is entitled to one vote (or fraction thereof). On the record date there were 104,373,730 shares of the Trust outstanding, representing interests in the Fund. The Fund is presently the sole portfolio of the Trust with shares outstanding.

     The Investment Adviser also serves as the Fund's administrator. Cadre Securities, Inc. (the "Distributor"), an affiliate of the Investment Adviser, serves as the distributor of shares of the Fund. The principal executive offices of the Investment Adviser, the Distributor and the Trust are each located at 905 Marconi Avenue, Ronkonkoma, New York, 11779.


     This Proxy Statement is first being mailed to shareholders on or about October 20, 1998.


     Information regarding shareholders owning of record or known by the Trust to own beneficially 5% or more of the outstanding shares of the Fund as of the record date is contained in Exhibit A.


                   THE PROPOSED MASTER/FEEDER FUND STRUCTURE

     Subject to the approval by shareholders of Proposals 1 and 2, the Board has approved the implementation of a master/feeder fund structure for the Fund. Under this structure, the Fund would pursue its investment objective by investing all of its investable assets in shares of the U.S. Government Money Market Portfolio (the "Portfolio"), a newly formed series of the Trust. The Portfolio will invest in money market instruments in accordance with investment policies and restrictions that are in all material respects the same as those of the Fund. The Board believes that the master/feeder fund structure will be advantageous to the Fund and its shareholders.

Background

     At its meeting on June 17, 1998, the Board approved an amendment to the investment policy of the Fund under which the Fund would pursue its investment objective by investing in shares of the Portfolio. The Board also approved certain amendments to the investment restrictions of the Fund and a new investment advisory agreement with the Investment Adviser, in order to permit implementation of this new policy. Two of the amendments to the Fund's investment restrictions and the new investment advisory agreement cannot become effective without shareholder approval.

     Under the new investment policy, the Fund would no longer invest directly in money market instruments. Instead, it would invest all of its investable assets in shares of the Portfolio. The Portfolio is a series of the Trust that has substantially the same investment objective, policies and restrictions as the Fund. Subject to shareholder approval of the new investment advisory agreement, the Investment Adviser will manage the investment portfolio of the Portfolio and invest its assets in money market instruments of the type purchased by the Fund. This investment arrangement is known as a "master/feeder fund structure."

     In a master/feeder fund structure, one or more funds ("feeder funds") pursue their investment goals by investing in another fund (the "master fund"). This permits the feeder funds to pool their assets for investment and offers potential efficiencies and cost economies. For example, when the master fund purchases or sells a portfolio security, total transaction costs may be lower than would be the case if two or more feeder funds each effected a transaction in the same security. Moreover, the costs of the transaction will effectively be shared by each of the feeder funds. Other economies exist to the extent that all or a portion of certain fixed (or relatively fixed) costs normally borne by the feeder funds are incurred by the master fund and thus shared by the feeder funds. Although the master/feeder fund structure also creates some duplication of expenses (because certain costs, such as audit expenses, are incurred by both the master fund and the feeder funds), the structure can generally permit lower per share costs (and thus a higher investment return to investors) to be achieved if the assets of the master fund are substantially larger than the assets of the individual feeder funds.

     If the master/feeder fund structure is implemented, the Fund will pursue its investment objective by investing in the Portfolio. The Investment Adviser will manage the assets of the Portfolio pursuant to the terms of an investment advisory agreement with the Trust (see Proposal 2) and the presently effective investment advisory agreement under which the Investment Adviser manages the assets of the Fund will be terminated. The Investment Adviser will also supply administrative and transfer agent services to the Portfolio. Shares of the Portfolio will not be available for purchase directly by members of the general public, and will sold only to the Fund and other series of the Trust and, possibly, to other investment funds that determine to pursue their objectives by investing in the Portfolio.

     Under the proposed arrangements, a single fee will be payable by the Portfolio to the Investment Adviser for investment advisory and administrative services. This fee will be computed at the annual rate of 0.06% of the Portfolio's daily net assets. (The Fund presently pays the Investment Adviser fees which are computed at the rate of 0.15% of its net assets for investment advisory services and 0.10% of its net assets for administrative services.) As an investor in the Portfolio, the Fund will indirectly bear a pro rata portion of the fees paid by the Portfolio. No separate fee would be payable by the Portfolio to the Investment Adviser for transfer agent services.

     The Fund will continue to pay fees to the Investment Adviser for administrative and transfer agent services if the master/feeder fund structure is implemented. In this regard, the Board has approved an amended Administration Agreement and an amended Transfer Agent Agreement with the Investment Adviser to accommodate the master/feeder fund structure, as well as the organization of new series of the Trust. The terms of the amended Administration Agreement and the amended Transfer Agent Agreement are the same in all material respects as the terms of those agreement as now in effect, except that that the fee payable under the Administration Agreement will be increased, as discussed below. The Board approved the higher fee in recognition of the scope and costs of the various administrative services that the Investment Adviser provides to the Fund and will continue to provide under the master/feeder fund structure.

     The master/feeder fund structure will be implemented only if shareholders approve Proposals 1 and 2. If these proposals are approved, the Board intends to convert the Fund to the new structure on or about November 1, 1998, or as soon as practicable thereafter. The value of a shareholder's investment in the Fund will not be affected. If either Proposal 1 or Proposal 2 is not approved, the Fund will continue to operate in accordance with the contractual arrangements now in effect.

Comparative Fees and Expenses

     The following table compares the present fees and estimated expenses of the Fund with the proposed fees and estimated expenses under the master/feeder fund structure. It is designed to assist shareholders in understanding the various direct and indirect costs and expenses (including the fees and estimated expenses of the Portfolio) that they will bear if the proposed structure is implemented.

     The percentage set forth under "Other Expenses" in the column relating to the present fees and expenses of the Fund is based upon the Fund's expenses for the fiscal year ended October 31, 1997. The percentage set forth under "Other Expenses" in the column relating to the proposed fees and estimated expenses under the master/feeder fund structure are estimates of expenses for the coming year. The table assumes that the combined estimated expenses of the Fund and the Portfolio (excluding investment advisory and administration fees) will be the same as the present expenses of the Fund (also excluding such fees) and thus, that there will initially be no increase or decrease in such expenses under the master/feeder fund structure.

     The Investment Adviser has agreed voluntarily to waive its fees and absorb expenses of the Fund as necessary to limit the Fund's ordinary operating expenses to 0.45% of the Fund's average daily net assets. This voluntary undertaking will continue if the Fund implements the master/feeder fund structure, but may be modified or terminated at any time by the Investment Adviser on prior notice to the Fund.

                                                            Proposed Under
Shareholder Transaction                                    Master/Feeder Fund
       Expenses                  Present Arrangements           Structure
-----------------------          --------------------      ------------------

Maximum Sales Load
Imposed on Purchases                      None                     None

Maximum Sales Load
Imposed on Rein-
vested Dividends                          None                     None

Deferred Sales Load                       None                     None

Redemption Fee                    None                        None

Exchange Fee                      None                        None


                                                          Proposed Fees and
                               Present Fees and       Estimated Expenses under
                            Estimated Expenses of      the Master/Feeder Fund
                            Fund (as percentage of    Structure (as percentage
                            average net assets of     of average net assets of
                                  the Fund)                   the Fund)
                            ----------------------    ------------------------
Fund Investment Advisory            0.15%                       None
Fee

Portfolio Investment                None                        0.06%
 Advisory Fee

Administration Fee*                 0.10%                       0.19%

Other Expenses                      0.24%                       0.24%

Total Fund Operating                0.49%                       0.49%
Expenses

Fee Waiver and Expense             (0.04%)                     (0.04%)
Absorption

Fees and Expenses after             0.45%                       0.45%
 waiver/absorption

----------
* The Administration Agreement as now in effect provides for a fee payable to the Investment Adviser that is computed at the following annual rates as a percentage of the average daily net assets of the Fund: 0.10% of such assets on up to $250 million of such assets; 0.075% on the next $750 million of such assets; and 0.05% on such assets exceeding $1 billion. The amendment to the Administration Agreement approved by the Board provides for a fee computed at the following annual rates if the master/feeder fund structure is implemented: 0.19% of such assets on up to $250 million of such assets; 0.165% on the next $750 million of such assets; and 0.14% on such assets exceeding $1 billion.


EXAMPLE:
  Under both the present fee and expense structure and under the fee and expense structure associated with the proposed master/feeder fund structure, you would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) a 5% annual return and (2) redemption at the end of each time period:
                              One       Three     Five      Ten
                              Year      Years     Years     Years
                              ----      -----     -----     -----
                              $4.60     $14.44    $25.20    $56.69


     The example is based upon on Total Fund Operating Expenses as set forth in the table above, after giving effect to the fee waiver and absorption of expenses by the Investment Adviser. Actual expenses and annual return may be greater or less than the amounts shown above. The example should not be considered representative of past or future expenses.

Potential Advantages of the Master/Feeder Fund Structure

     The master/feeder fund structure will permit money market funds in addition to the Fund, as well as certain other types of collective investment vehicles, to invest in the Portfolio. Since investors in these other funds and investment vehicles might not otherwise invest in the Fund due to various considerations, there is a potential for increasing the Portfolio's asset base over that which could be achieved by the Fund.

     A larger asset base would benefit the Fund and its shareholders to the extent that it results in economies of scale which reduce the Fund's per share operating costs. Certain expenses of the Fund and the Portfolio are relatively fixed and should not increase in direct proportion to an increase in the level of the Fund's or the Portfolio's assets. Currently, the Fund bears these expenses alone. However, after the conversion to the master/feeder fund structure, they would be borne in whole or in part by the Portfolio and shared pro rata by the Fund and other investors in the Portfolio. In this way, it may be possible for the Fund to have lower per share operating expenses.

     If lower operating expenses are achieved, the Fund could become a more attractive investment option for certain investors. This could result in additional growth of the Fund's assets, which could in turn produce further economies in costs that would benefit all Fund shareholders. A reduction in per share expenses could result from the spreading of fixed costs across a larger asset base. It could also result from reductions in certain fees charged by the Investment Adviser which would be applicable with respect to net assets exceeding certain amounts. For example, fees paid by the Fund for administrative services and transfer agent services are computed as a percentage of the Fund's assets. Under the applicable fee schedules, lower percentage rates apply to Fund assets exceeding specified dollar amounts.

     Although benefits could also be realized by the direct growth of the Fund's assets without implementing the master/feeder fund structure, the Board believes that growth of assets can more likely be achieved through investments in the Portfolio by entities in addition to the Fund. In this regard, the Board reviewed the Investment Adviser's marketing plans for the Fund and the Portfolio and its plans to organize six new series of the Trust. Three of these new series will pursue their objectives by investing in the Portfolio. Thus, the Board believes that there is a reasonable likelihood that the potential benefits of the master/feeder fund structure can be achieved. There can be no assurance, however, that an increase in assets of the Portfolio or that the potential benefits of such an increase in assets will be realized.

     In considering the proposed master/feeder fund structure, the Board recognized that the Investment Adviser could also realize benefits from the arrangement. The master/feeder fund structure may enable the Investment Adviser to increase assets under its management, which would result in increased investment advisory and other fees being received by the Investment Adviser. It is likely that the Investment Adviser and its affiliates would provide various other services to new investors attracted to the Fund and other funds investing in the Portfolio. This would also result in the receipt of increased fees and revenues by the Investment Adviser and its affiliates. In addition, because the Investment Adviser frequently agrees voluntarily to waive its fees and absorb fund expenses to the extent necessary to maintain the ordinary operating expenses of a fund at a specified annual percentage of fund assets, the need for the Investment Adviser to waive its fees or reimburse expenses will be reduced if the master/feeder fund structure results in lower expenses for the funds investing in the Portfolio, including the Fund. In the case of the Fund, the Investment Adviser has voluntarily agreed to waive fees and absorb expenses of the Fund as necessary to limit the Fund's ordinary operating expenses to 0.45% of the Fund's average daily net assets.

     The Board believes that over time the aggregate per share expenses of the Fund and the Portfolio should not be more than the expenses that would exist if the Fund continued to retain the services of an investment adviser and invested directly in securities, although there can be no assurance that any expense savings will be realized. The Board also considered risks associated with an investment in the Portfolio and concluded that the Portfolio's investment policies and restrictions involve substantially the same risks as are associated with the Fund's direct investment in securities.

     In approving the steps necessary to implement a master/feeder fund structure for the Fund, the Board has taken into account and evaluated the possible effects that increased assets in the Portfolio may have on the expense ratio of the Fund and has considered the expense limitation voluntarily agreed to by the Investment Adviser. After weighing the costs involved against the anticipated benefits of the new structure, the Board approved the various matters necessary to implement the master/feeder fund structure for the Fund.

Additional Considerations

     Future events or circumstances may possibly cause the proposed master/feeder fund structure to cease being an attractive investment structure for the Fund. The Fund may withdraw its assets from the Portfolio at any time, and will do so if the Trustees believe it to be in the best interest of the Fund's shareholders. If the Fund were to withdraw its investment in the Portfolio, the Fund could either invest directly in securities in accordance with its investment policies or invest in another pooled investment vehicle having the same investment objective and substantially the same investment policies as the Fund. In connection with the withdrawal of its investment in the Portfolio, the Fund could receive securities and other investments from the Portfolio instead of cash, which could cause the Fund to incur brokerage, tax and other charges.

     The Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but the Portfolio will notify the Fund (which in turn will notify its shareholders) at least 30 days before implementing any such changes. A change in the objective, policies or restrictions of the Portfolio may cause the Fund to withdraw its investment in the Portfolio. Alternatively, the policies of the Fund could be amended, if deemed appropriate by the Board, to conform to those of the Portfolio. Certain investment restrictions of the Portfolio may not be changed without the approval of investors in the Portfolio.

     When the Fund is asked to vote on matters concerning the Portfolio, the Fund will hold a shareholders meeting and vote its shares of the Portfolio in the same manner as shares of the Fund are voted on the matter. However, the Fund could be outvoted, or otherwise adversely affected, by other investors in the Portfolio.

     Shares of the Portfolio will be held by investors other than the Fund. These investors, which may include other series of the Trust, other mutual funds and other types of pooled investment vehicles, offer shares (or interests) to their investors which have costs and expenses that differ from those of the Fund. Thus, the investment returns for investors in each fund that invests in the Portfolio may differ. These differences in returns are also present in other fund structures.

     The Portfolio and the Fund are each series of the Trust. Thus, the Board will have the responsibility to act in the best interests of both the Portfolio and the Fund. The Board will also have the responsibility to act in the best interests of other series of the Trust that invest in the Portfolio. However, the interests of the Portfolio and the Fund, or the interests of the Fund and other series of the Trust that invest in the Portfolio, may conflict with respect to certain matters arising in the future. In such event, there will not be Trustees who are in a position to act solely in the best interests of the Fund and its shareholders without regard to the interests of the Portfolio or other series of the Trust. The Board will be cognizant of potential conflicts between the interests of the Fund and the interests of the Portfolio and other investors in the Portfolio, and will take such steps as may be required to help assure that the interests of the Fund and its shareholders are properly considered and represented.

                                    PROPOSAL 1

                  PROPOSED AMENDMENTS TO THE DIVERSIFICATION POLICY AND
                           CONCENTRATION POLICY OF THE FUND

     Shareholders are being asked to approve amendments to the diversification policy and concentration policy of the Fund to enable implementation of the master/feeder fund structure.

     The Fund's policy on diversification governs the percentage of the Fund's assets that may be invested in the securities of any one issuer. It is proposed that this policy be amended to enable the Fund to invest without limit in the Portfolio or in another investment vehicle that has the same investment objective and substantially the same investment policies as the Fund. The Fund's diversification policy is proposed to be amended to read as follows (portions in brackets are being added):

            The Fund shall not purchase a security, other than a U.S. government security, if as a result of such purchase more than 5% of the value of the Fund's assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities, or of any class of securities, of any one issuer; [provided that the Fund may invest all of its investable assets in another investment portfolio or fund that is registered under the Investment Company Act of 1940 and has the same investment objective and substantially the same investment policies as the Fund]. (For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class.)

     The Fund's policy on concentration governs the percentage of the Fund's assets that may be invested in the securities of issuers engage in any one industry. It is proposed that this policy be amended to enable the Fund to invest without limit in the Portfolio or in another investment vehicle that has the same investment objective and substantially the same investment policies as the Fund. The Fund's concentration policy is proposed to be amended to read as follows (portions in brackets are being added):

            The Fund shall not purchase a security, other than a U.S. government security, if as a result of such purchase 25% or more of the value of the Fund's total assets would be invested in the securities of issuers engaged in any one industry; [provided that the Fund may invest all of its investable assets in another investment portfolio or fund that is registered under the Investment Company Act of 1940 and has the same investment objective and substantially the same investment policies as the Fund].

Required Vote

     Approval by shareholders of Proposal 1 requires the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the Investment Company Act of 1940 (the "1940 Act"). Such a majority (a "Majority Shareholder Vote") means the vote of (i) 67% or more of the shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) 50% of the outstanding shares of the Fund, whichever is less.

     The Board of Trustees recommends that shareholders vote to approve the proposed amendments to the Fund's policies on diversification and concentration.

                                  PROPOSAL 2

              APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT BETWEEN
                        THE TRUST AND THE INVESTMENT ADVISER

     In connection with implementation of the master/feeder fund structure, it is proposed that the Trust enter into a new investment advisory agreement with the Investment Adviser pursuant to which the Investment Adviser will be responsible to manage the investments of the Portfolio and to provide administrative services to the Portfolio (the "Proposed Advisory Agreement"). At the meeting, shareholders of the Fund will be asked to approve the Proposed Advisory Agreement. A copy of the Proposed Advisory Agreement is included as Exhibit B.


The Investment Adviser

     The Investment Adviser, Cadre Financial Services, Inc., presently serves as the investment adviser of the Fund. Under the master/feeder fund structure, the Investment Adviser would manage the Portfolio's investments and provide administrative services to the Portfolio, subject to the supervision of the Board. The Investment Adviser is a wholly-owned subsidiary of Ambac Capital Corporation which, in turn, is a wholly-owned subsidiary of Ambac Financial Group, Inc. ("Ambac"). Through its subsidiaries, Ambac is a leading insurer of municipal and structured finance obligations and a provider of investment contracts, and investment advisory and administration services to states, municipalities and municipal authorities. Ambac is a publicly held company whose shares are traded on the New York Stock Exchange. Its principal office and the office of Ambac Capital Corporation is located at One State Street Plaza, New York, New York 10004.

     The name and principal occupation of the principal executive officer and the directors of the Investment Adviser are as follows:


                               Position Held with           Principal
     Name                    the Investment Adviser         Occupation
    -----                    ----------------------         ------------
William T. Sullivan, Jr.     Chairman of the Board and   Chief Executive
                             Chief Executive Officer     Officer of Cadre
                                                         Financial Services,
                                                         Inc. and Cadre
                                                         Securities, Inc.

David L. Boyle               Director                    Vice Chairman
One State Street Plaza                                   Ambac Financial
New York, New York 10004                                 Group, Inc.

Frank J. Bivona              Director                    Chief Financial
One State Street Plaza                                   Officer and
New York, New York 10004                                 Treasurer, Ambac
                                                         Financial Group, Inc.

Francis X. Sullivan          Director, President         Chief Operating
                             and Chief Operating         Officer of Cadre
                             Officer                     Financial Services,
                                                         Inc. and Cadre
                                                         Securities, Inc.

Michael J. Kelly             Director                    Managing Director of
One State Street Plaza                                   Ambac Financial
New York, New York 10004                                 Services Swap and
                                                         Municipal Investment
                                                         Contract subsidiaries

     The business address of Messrs. W.T. Sullivan, Boyle, Bivona, F.X. Sullivan and Kelly is 905 Marconi Avenue, Ronkonkoma, New York 11779.

     The following Trustee and officers of the Trust hold positions with the Investment Adviser:


                            Position Held with     Position Held with Cadre
          Name                   the Trust          Financial Services, Inc.
         -------           --------------------    --------------------------

William T. Sullivan, Jr.   Trustee, Chairman, CEO   Chairman and Chief
                           and President            Executive Officer

David L. Boyle             Trustee                  Director


Martin  Flanigan           Treasurer                Vice President and
                                                    Controller

William M. Sullivan, Esq.  Secretary                General Counsel

Linda Cassesse             Assistant Secretary      Registration Manager


     Mr. Roderick O'Neil, another Trustee of the Trust who does not hold any position with the Investment Adviser, may also be deemed to have a material indirect interest in Ambac and such other companies because he owns Ambac common stock and is a director of Ambac.


     In addition to serving as the investment adviser of the Fund, the Investment Adviser provides investment advisory services to two other funds, which like the Fund are money market funds that are series of registered investment companies. Information concerning these funds and their investment advisory fees is contained in Exhibit C.

The Present Investment Advisory Agreement

     The Investment Adviser presently provides investment advisory services to the Fund pursuant to the terms of an Investment Advisory Agreement dated November 1, 1995 (the "Present Advisory Agreement). Under the Present Advisory Agreement, the Investment Adviser is responsible for managing the investment operations of the Fund in accordance with the Fund's investment objective and policies, subject to overall supervision by the Board. The Investment Adviser formulates a continuing investment program for the Fund and makes all decisions regarding securities to be purchased and sold by the Fund. In addition, the Investment Adviser is responsible for providing certain administrative services to the Trust to the extent that those services are not provided by other organizations, and for furnishing, at its own expense such office space, facilities, equipment, clerical help and other personnel and services as may reasonably be necessary to render the services under the Present Advisory Agreement. The Investment Adviser provides the services of its personnel to serve as officers and Trustees of the Trust, and is also required to pay the salaries of officers of the Trust and any fees and expenses of Trustees who are also officers, directors or employees of the Investment Adviser or are officers or employees of any company affiliated with the Investment Adviser. Pursuant to the Present Advisory Agreement, the Investment Adviser is entitled to receive from the Fund a monthly fee computed daily at the annual rate of 0.15% of the Fund's net assets.

     The Present Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations under the agreement, the Investment Adviser is not liable to the Trust or any of its shareholders for any act or omission by the Investment Adviser or for any losses sustained by the Trust or its shareholders.

     The Board of Trustees, including a majority of the then Trustees who were not "interested persons" (as defined by the 1940 Act) of the Investment Adviser or the Trust (the "Independent Trustees"), approved the Present Advisory Agreement for an initial term expiring September 30, 1997, at a meeting held in person on October 9, 1995. The agreement was also approved on that date by the Investment Adviser, as the then sole shareholder of the Trust. The Present Advisory Agreement provides that it may be continued in effect from year to year after its initial term upon the annual approval of the Trust's shareholders or the Board, and in each case, the approval of a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such continuance. The Trustees, including the Independent Trustees, approved the annual continuance of the Present Advisory Agreement on September 18, 1997.

     The Present Advisory Agreement provides that it may be terminated at any time, without penalty, on sixty days' written notice by the Board of Trustees of the Trust, by vote of the holders of a majority (as defined by the 1940 Act) of the outstanding shares of the Fund, or by the Investment Adviser. In addition, the agreement provides for its automatic termination in the event of its assignment (as defined by the 1940 Act and the rules thereunder).

     For the fiscal year ended October 31, 1997, fees payable to the Investment Adviser pursuant to the Present Advisory Agreement were $157,391. The Investment Adviser has served as the administrator and transfer agent of the Fund since August 1, 1997. From such date through October 31, 1997, fees payable by the Fund to the Investment Adviser for administrative services and transfer agent services were $36,303 and $18,152, respectively. Portions of these fees payable to the Investment Adviser were waived pursuant the Investment Adviser's voluntary agreement to limit the total ordinary operating expenses of the Fund. The Investment Adviser will continue to serve as the Fund's administrator and transfer agent if the Proposed Advisory Agreement is approved and implemented.

Terms of the Proposed Advisory Agreement

     Under the master/feeder fund structure, the Fund will pursue its investment objective by investing in the Portfolio. For this reason it is proposed that the Trust enter into the Proposed Advisory Agreement pursuant to which the Investment Adviser will be responsible to manage the investments of the Portfolio and to provide certain other services. If this agreement is approved by shareholders and the new structure is implemented, the Present Advisory Agreement will be terminated.

     Under the Proposed Advisory Agreement, and subject to overall supervision by the Board of Trustees of the Trust, the Investment Adviser will manage the investment of the assets of the Portfolio, and place orders for the purchase and sale of investments for the Portfolio. The Investment Adviser will also provide or furnish, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary to render the services under the Proposed Advisory Agreement. In addition, the Investment Adviser will provide all necessary administrative services to the Portfolio, and will pay the salaries of officers of the Trust and any fees and expenses of Trustees of the Trust who are also officers, directors or employees of the Investment Adviser, or who are officers or employees of any company affiliated with the Investment Adviser, and bear the cost of telephone service, heat, light, power and other utilities associated with the services it provides.

     The Proposed Advisory Agreement provides for the payment by the Portfolio of a monthly fee to the Investment Adviser. This fee is calculated daily and computed at the annual rate of 0.06% of the net assets of the Portfolio. As an investor in the Portfolio, the Fund and its shareholders will indirectly bear this fee. The Proposed Advisory Agreement has an initial term expiring August 31, 2000.

     If the Proposed Advisory Agreement had been in effect during the fiscal year ended October 31, 1997, and if the Portfolio had the same net assets as the Fund throughout such period, the fees payable by the Portfolio to the Adviser under the agreement would have been $62,958, which would have been $94,436 less than the fees payable by the Fund under the Present Agreement during the same period. This is equivalent to a 40% reduction in investment advisory fees. However, it should be recognized that the reduction in advisory fees will be offset by an increase in the fees payable by the Fund for administrative services until such time as the net assets of the Portfolio are $250 million or more. The net assets of the Fund on September 22 1998, were $104,373,730 million, and no assurance can be given that the assets of the Portfolio will equal or exceed $250 million.

     The Trust acknowledges and agrees in the Proposed Advisory Agreement that, in accordance with the provisions of the Trust's Declaration of Trust dated June 27, 1995, as amended and restated June 30, 1997, the name "Cadre" and the Cadre logo and all rights to the use of such name or logo as part of the name of the Trust and the Portfolio belong to the Investment Adviser and other affiliates of Ambac. In the event that the Trust ceases to employ the Investment Adviser to provide services to the Trust, the Investment Adviser or Ambac could require the Trust to cease using the Cadre name and logo.

     Except as discussed above, the terms of the Proposed Advisory Agreement are the same in all material respects as the terms of the Present Advisory Agreement.

Consideration By the Trustees

     The Proposed Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, at a meeting held in person on June 17, 1998. The approval of the agreement was one of several actions taken by the Board to implement the master/feeder fund structure.

     In determining to approve the Proposed Advisory Agreement, the Board considered the potential benefits of the master/feeder fund structure to the Fund and its shareholders. These potential benefits and the Board's evaluation of them are discussed above under "THE PROPOSED MASTER/FEEDER FUND STRUCTURE - Potential Benefits of the Master/Feeder Fund Structure."

     The Board also considered the nature and quality of the investment advisory services that the Investment Adviser has provided to the Fund. Based upon this consideration, the Board believes that the advisory services the Investment Adviser will provide to the Portfolio can be expected to be of a high quality. The qualifications of the Investment Adviser and its personnel were also considered.

     In addition, the fee that will be payable by the Portfolio under the Proposed Advisory Agreement was evaluated by the Board, together with the fees that would be payable by the Fund to the Investment Adviser for administrative and transfer agent services if the master/feeder fund structure is implemented. The Board considered as part of its evaluation the estimated total operating expenses of the Fund (including the expenses of the Portfolio), and compared the level of the proposed fees and estimated expenses to the fees and expenses of other money market funds. Based upon this evaluation and comparison, and consideration of other factors which it deemed relevant to its review, the Board concluded that the fee that would be payable under the Proposed Advisory Agreement is fair and reasonable.

     In considering the Proposed Advisory Agreement, the Board was cognizant of the potential benefits that the master/feeder fund structure may have for the Investment Adviser. In particular, it recognized that the Investment Adviser and its affiliates are likely to derive revenues by providing advisory and other services (such a securities brokerage services) to investors who may be attracted to the Fund because of the new structure or otherwise, and will also derive increased advisory and other revenues if the assets of the Portfolio, the Fund and other funds that invest in the Portfolio grow as a consequence of the master/feeder fund structure. Although the extent of these benefits cannot be quantified, the Board believes that the potential benefits to the Fund and its shareholders of the master/feeder fund structure are sufficient to support approval of the Proposed Advisory Agreement independent of any benefits to the Investment Adviser.

     The Board's decision was based also on the fact that combined investment advisory and administrative fees under the master/feeder fund structure will not be higher than combined investment advisory and administrative fees now in effect, and may in the future be somewhat lower in the aggregate if the assets of the Fund increase. Its decision was also based on the potential economies of expenses that may result from that structure.

     For these various reasons, the Board determined that approval of the Proposed Advisory Agreement was in the best interests of the Fund and its shareholders, and approved the Proposed Advisory Agreement and directed that it be submitted to shareholders for their approval.

Required Vote

     Approval of Proposal 2 by shareholders requires a Majority Shareholder
Vote.

     The Board of Trustees recommends that shareholders vote to approve the Proposed Advisory Agreement.

                                 PROPOSAL 3

                   PROPOSAL TO ELECT FOUR TRUSTEES OF THE TRUST

     Shareholders are being asked to elect four nominees to serve as Trustees of the Trust. The nominees include David L. Boyle and Donald E. Gray, Jr., who each presently serve as a Trustee having been appointed to serve by the Board, but who have not been elected by shareholders. The two other nominees are Harvey A. Fein and Don I. Tharpe.

     The persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the four nominees named above to serve as Trustees until their successors are duly elected and qualified. The nominees have each consented to stand for election and to serve if elected. If any of the nominees should be unable to serve, an event that is not now anticipated, proxies will be voted for such other person or persons, if any, as shall be designated by the Board.

     The Board of Trustees recommends that shareholders vote in favor of the election of the nominees.

      The following table sets forth certain information concerning the four nominees. Unless otherwise noted, the nominees have engaged in the principal occupation or employment listed in the following table for more than five years, but not necessarily in the same capacity.

Name, Age, Present Position With Trust    Principal Occupations During Last
(if any) and Address                      Five Years
--------------------------------------    ---------------------------------
David L. Boyle,* 51                       Vice Chairman of Ambac Financial
Trustee                                   Group, Inc. Prior to joining Ambac,
Ambac Financial Group, Inc.               Managing Director of Worldwide
One State Street Plaza                    Services, Citibank, N.A.
New York, NY  10004

Donald E. Gray, Jr., 48                   Director of Finance, City of New
Trustee                                   London; Executive Director, New
Director of Finance                       England State Government Finance
City of New London                        Officers Association
181 State Street
New London, CT  06320

Harvey A. Fein, 52                        Chief Financial Officer, Molina
2238 Glendon Avenue                       Medical Centers; formerly,
Los Angeles, California 90064             independent financial consultant
                                          (1994-1995) and Director of Finance,
                                          Blue Cross of California - Wellpoint
                                          Health Networks

Don I. Tharpe, 46                         Executive Director, Association of
3105 Franklins Way                        School Business Officials

Herndon, Virginia 22071                   International; Chairman and Trustee,
                                          Investment Services for Education
                                          Association Trust
--------
* Mr. Boyle is a Trustee who is an "interested person" (as defined in the 1940
  Act) of the Trust by virtue of his employment as an officer of Ambac and its affiliates, and his ownership of the common stock of Ambac. Mr. Boyle is also an "interested person" of the Investment Adviser and the Distributor.

     The following table sets forth certain information concerning the present Trustees of the Trust who are not standing for election by shareholders at the meeting, having been elected previously by shareholders, and the present officers of the Trust. Such persons will continue to serve in their present capacities after the meeting. Unless otherwise noted, each Trustee and officer named below has engaged in the principal occupation or employment listed in the following table for more than five years, but not necessarily in the same capacity.

Name, Age, Present Position With Trust    Principal Occupations During Last
and Address                               Five Years
--------------------------------------    ---------------------------------
William T. Sullivan, Jr.,* 53             Chairman and Chief Executive
Trustee, Chairman, CEO and                Officer, Cadre Financial Services,
President                                 Inc. and Cadre Securities, Inc.
                                          (brokerage services)

C. Roderick O'Neil,* 67                   Chairman, O'Neil Associates
Trustee                                   (investment and financial
375 Park Avenue                           consulting firm); Director,
Suite 2602                                Ambac Financial Group, Inc.,
New York, New York 10152                  Ambac Assurance Corporation,
                                          Fort Dearborn Income Securities,
                                          Inc. and Beckman Instruments, Inc.;
                                          Trustee, Memorial Drive Trust
                                          (finance)

Russell E. Galipo, 66                     Vice President and Manager of Trustee
4538 Alpine Drive                         Shawmut Bank CT, N.A. from 1973
Lakeland, Florida 33801                   to 1994

William J. Reynolds, 74                   Retired
Trustee
51 Fox Run Court
Newington, Connecticut


Martin G. Flanigan, 35                    Vice President, Concord Holding
Treasurer                                 Corporation; Vice President and
                                          Mutual Funds Controller, Union Bank
                                          of Switzerland; and Assistant
                                          Treasurer of Pacific Horizon Funds,
                                          Emerald Funds, Vista Funds, Prairie
                                          Funds, Infinity Funds, 231 Funds,
                                          Pilot Funds and BNY Hamilton Funds


William M. Sullivan, Esq., 31             General Counsel, Cadre Financial
Secretary                                 Services, Inc. and Cadre Securities,
                                          Inc.

Linda Cassesse, 46                        Registration Manager, Cadre

Assistant Secretary                       Financial Service, Inc. and
                                          Cadre Securities, Inc.; formerly
                                          assisted New York City Marshall
                                          Henry Daley (1995 to 1997), and
                                          Registration Manager, Lanborn
                                          Asset Management (1990 to 1995).
--------
* Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust by virtue of affiliation with Ambac, an Ambac affiliate or both, and by virtue of ownership of the common stock of Ambac. These Trustees are also "interested persons" of the Investment Adviser and the Distributor. Except as otherwise indicated above, the address of each Trustee and officer of the Trust is 905 Marconi Avenue, Ronkonkoma, New York 11779.

     The following table sets forth certain information regarding the compensation received by the Trustees of the Trust for the fiscal year ended October 31, 1997.

                                      Compensation Table


                                           Pension or          Total
                                           Retirement          Compensation
                           Aggregate       Benefits Accrued    from Trust


                           Compensation    as Part of          Complex Paid to
Name of Person             From Trust      Fund Expenses       Trust
--------------             ------------    ----------------    ---------------
William T. Sullivan, Jr.      $0               $0                   $0

Donald W. Green*              $8750            $0                   $8750

Eugene J. McDonald*           $6750            $0                   $6750

C. Roderick O'Neil            $8750            $0                   $8750

W. Dayle Nattress*            $0               $0                   $0

Stephen A Attanasio*          $0               $0                   $0

Russell E. Galipo`           $6250             $0                   $6250

--------
* These persons no longer serve as Trustees. Messrs. Boyle, Gray and Reynolds, who presently are Trustees, did not serve as Trustees during the 1997 fiscal year.

     Trustees who are not employees of the Investment Adviser or one of its affiliated companies and who also are not affiliated with investors in the Fund (or any other series of the Trust) or with investors in funds that invest in the portfolio (or another series of the Trust), are each paid fees by the Trust. Each such Trustee is paid an annual retainer of $5,000 and receives an attendance fee of $750 for each meeting of the Board attended. Such Trustees who serve as members of the Audit Committee, of which each of the Independent Trustees is a member, each receive an attendance fee of $750 for each Audit Committee meeting they attend, with the Chairman of the Audit Committee receiving an additional $1,000 annual fee. Trustees who are not employees of the Investment Adviser or its affiliates are entitled to be reimbursed for out-of-pocket expenses incurred as a Trustee. Officers of the Trust receive no compensation from the Trust. As of the date of this Proxy Statement, the Trustees and officers of the Trust, as a group, did not own any of the outstanding shares of the Trust.

     Six meetings of the Board and two meetings of the Audit Committee were held during the fiscal year ended October 31, 1997. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member. The Audit Committee is responsible for recommending the selection of the Trust's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Trust.

Required Vote

     A plurality of the votes cast is required for the election of each nominee for Trustee.

                        ADDITIONAL INFORMATION

Abstentions

     If a proxy card is properly executed and returned unmarked or marked with an abstention, the shares represented by that proxy will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Unmarked proxy cards will be voted to approve Proposals 1 and 2 and in favor of the election of the nominees for Trustee named in Proposal 3. Proposals 1 and 2 each require a Majority Shareholder Vote to be approved. Because such a vote requires the affirmative vote of either 67% of the shares present at the meeting or more than 50% of the outstanding shares of the Fund, a proxy card that is marked with an abstention as to either of those matters will have the same effect as a vote against the matter. Trustees will be elected by a plurality of shares voting. Thus, if a quorum is present at the meeting, an abstention will not affect the outcome of voting on the nominees for election as Trustees.

Results of Voting

     Shareholders will be informed of the voting results of the meeting in the Fund's 1998 Annual Report, which will be sent to shareholders on or before December 30, 1998.

Other Matters To Come Before The Meeting

     The Trustees do not intend to present any other business at the meeting other than the matters discussed in this Proxy Statement and are not aware of any shareholder that intends to present any matter at the meeting. If, however, any other matters are properly brought before the meeting, the persons named in the enclosed proxy card will vote on such matters in accordance with their judgment.

Deadline For Shareholder Proposals

     The Trust does not hold annual meetings of shareholders. Any shareholder desiring to present a proposal for inclusion at the next meeting of shareholders should submit such proposal to the Trust.


Dated: October 20, 1998


     SHAREHOLDERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                                   EXHIBIT A

                   INFORMATION REGARDING CERTAIN SHAREHOLDERS

The following entities owned of record or are known by the Trust to own beneficially 5% or more of the outstanding shares of the Funds as of the record date:

    Liquid Asset Fund                     Shares Owned
-----------------------------            --------------
Ambac Financial Group, Inc. 1
One State Street Plaza
New York, New York                           6.17%

Bridgeport, City of
45 Lyons Terrace
Bridgeport, Connecticut 06604               16.92%

East Haven, Town of
250 Main Street
East Haven, Connecticut 06512                5.38%

Fort Walton Beach, City of
107 Miracle Strip Parkway SW
Fort Walton Beach, Florida 32549             6.16%

New Britain, City of
7 West Main Street
New Britain, Connecticut 06051              23.53%

Suffield, Town of - Treasurer's Office
83 Mountain Road
Suffield, Connecticut 06078                 11.23%

--------
1 Ownership percentage includes indirect beneficial ownership of the shares of the Fund owned by subsidiaries of Ambac Financial Group, Inc., including Ambac Assurance Corporation.

                                                                     EXHIBIT B

                           INVESTMENT ADVISORY AGREEMENT


          AGREEMENT made the 2nd day of November, 1998 by and between Cadre Institutional Investors Trust, a Delaware business trust (hereinafter called the "Trust"), and Cadre Financial Services, Inc., a Delaware corporation (hereinafter called the "Adviser"):

          WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser; and

          WHEREAS, the Trust desires to retain the Adviser to render investment advisory with respect to certain series of the Trust and to provide certain other services in the manner and on the terms and conditions hereinafter set forth; and

         WHEREAS, the Adviser desires to be retained to perform such services on said terms and conditions:

         NOW, THEREFORE, this Agreement

                             W I T N E S S E T H:
that in consideration of the premises and the mutual covenants hereinafter contained, the Trust and the Adviser agree as follows:

          1. The Trust hereby retains the Adviser to act as investment adviser to the series of the Trust identified in Schedule A of this Agreement (each, a "Portfolio" and collectively, the "Portfolios") and, subject to the supervision of the Board of Trustees of the Trust, to manage the investment activities of the Portfolios and to provide certain other services as hereinafter set forth.

               Without limiting the generality of the foregoing, the Adviser shall: obtain and evaluate such information and advice relating to the economy, securities and commodities markets, and securities and commodities as it deems necessary or useful to discharge its duties hereunder; continuously manage the assets of the Portfolios in a manner consistent with the investment objectives, policies and restrictions of each Portfolio and applicable laws and regulations; determine the securities and commodities to be purchased, sold or otherwise disposed of by the Portfolios and the timing of such purchases, sales and dispositions; and take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of the Portfolios, as the Adviser shall deem necessary or appropriate. The Adviser shall furnish to or place at the disposal of the Trust such of the information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Trust may, from time to time, reasonably request.

          2. The Adviser shall also provide such administrative services as may be necessary in connection with the operations of the Portfolios, and including without limitation: maintenance of the accounting books and records of the Portfolios; valuation of the assets of the Portfolios; calculation of the net asset values per share; maintenance of records regarding the ownership of shares of the Portfolios; preparation and filing of tax returns of the Portfolios; and preparation of materials for meetings of the Board of Trustees of the Trust and meetings of shareholders and preparation of regulatory reports and filings, insofar as the foregoing relate to the Portfolios, and the distribution and filing of such materials.

     3. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as may be necessary to render the services required to be provided or furnished by it pursuant to this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or otherwise retained by the Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire.

     4. The Trust will, from time to time, furnish or otherwise make available to the Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Trust as the Adviser may reasonably require in order to discharge its duties and obligations hereunder.

     5. The Adviser shall bear the cost of rendering the services to be performed by it under this Agreement, and shall provide the Trust with such office space, facilities, equipment, clerical help, and other personnel and services as the Trust shall reasonably require in connection with the operations of the Portfolios. The salaries of officers of the Trust, and the fees and expenses of Trustees of the Trust, who are also directors, officers or employees of the Adviser, or who are officers or employees of any company affiliated with the Adviser, shall be paid and borne by the Adviser or such affiliated company.

     6. The Trust assumes and shall pay or cause to be paid all expenses of the Trust and the Portfolios not expressly assumed by the Adviser under this Agreement, including without limitation: any payments pursuant to any plan of distribution adopted by the Trust; the fees, charges and expenses of any registrar, custodian, accounting agent, administrator, stock transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the costs and expenses of engraving and printing stock certificates; the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and the Portfolios and supplements thereto to the Trust's shareholders; all expenses of shareholders and Trustees meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees and members of any advisory board or committee who are not also officers, directors or employees of the Adviser or who are not officers or employees of any company affiliated with the Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Trust's shares; fees and expenses of legal counsel to the Trust and its Trustees; fees and expenses of the Trust's independent accountants; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto).

     7. As full compensation for the services and facilities furnished to the Trust and the expenses assumed by the Adviser under this Agreement, each Portfolio shall pay to the Adviser a fee with respect to such Portfolio, calculated in accordance with Schedule B hereto. This fee shall be paid monthly. Subject to the provisions of paragraph 8 hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 8 hereof.

     8. In the event the operating expenses of a Portfolio, including amounts payable to the Adviser pursuant to paragraph 7 hereof, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitation applicable to the Portfolio under any state securities laws or regulations that may then be applicable to the Trust (as such limitations may be raised or lowered, or as they may be waived upon application of the Trust or the Adviser from time to time), the Adviser shall reduce its fee to the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Portfolio for annual operating expenses in excess of such expense limitation; provided, however, that there shall be excluded from expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification relating thereto) paid or payable by the Trust or the Portfolios to the extent permissible under applicable laws and regulations. The amount of any such reduction in fee or reimbursement of expenses shall be calculated and accrued daily and settled on a monthly basis, based upon the expense limitation applicable as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Adviser's fee shall be applicable.

     For purposes of this provision, should any applicable expense limitation be based upon the gross income of a Portfolio, such gross income shall include, but not be limited to, interest on debt securities held by the Portfolio accrued to and including the last day of the Portfolio's fiscal year, and dividends declared on equity securities held by the Portfolio, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sale of securities.

     9. The Adviser will use its best efforts in the supervision and management of the investment activities of the Portfolios and in providing services hereunder, but shall not be liable to the Trust, the Portfolios or shareholders for any error in investment judgment, or in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations hereunder, for any mistake of law or for any act or omission by the Adviser.

     10. Nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

     11. The Trust acknowledges and agrees, in accordance with the provisions of
Article VIII, Section 9 of the Trust's Declaration of Trust dated June 27, 1995, as amended and restated June 30, 1997, that the name "Cadre" and the Cadre logo and all rights to the use of such name or logo as part of the name of the Trust and the Portfolios belong to the Adviser and other affiliates of Ambac Financial Group, Inc.

     12. This Agreement shall remain in effect as to each Portfolio until October 30, 2000, and shall continue in effect for each Portfolio from year to year thereafter provided such continuance as to such Portfolio is approved at least annually by the vote of a majority of the outstanding voting securities of the Portfolio, as defined by the Act and the rules thereunder, or by the Board of Trustees of the Trust; provided that in either event such continuance is also approved by a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval; and provided, however, that (a) the Trust may at any time, without payment of any penalty, terminate this Agreement as to the Trust (or any Portfolio) upon sixty days written notice to the Adviser, either by majority vote of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust (or such Portfolio) (as defined in the Act and the rules thereunder); (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; and
(c) the Adviser may terminate this Agreement as to the Trust or any of the Portfolios without payment of penalty on sixty days written notice to the Trust. The failure to approve a continuance of this Agreement as to any Portfolio, or any termination of this Agreement as to any Portfolio, shall not affect the continuation of the Agreement as to the Trust or any other Portfolios which have approved a continuance and not terminated this Agreement.

     13. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

     14. This Agreement may be amended only by the written agreement of the parties. Any amendment shall be required to be approved by the Trustees of the Trust and by a majority of the Independent Trustees in accordance with the provisions of Section 15(c) of the Act and the rules thereunder. Any amendment shall also be required to be approved by a vote of shareholders as, and to the extent, required by the Act and the rules thereunder. Except as otherwise provided by the Act and the rules thereunder, an amendment to this Agreement may be effected without the vote of shareholders: to reduce the fees payable hereunder by any Portfolio; to amend Schedule A and Schedule B to reflect the addition of a Portfolio which is newly formed and has not commenced it operations and the fee initially payable hereunder by that Portfolio; to amend Schedule A and Schedule B to reflect the deletion of a Portfolio; to supply any omission; to cure, correct or supplement any ambiguous, defective of inconsistent provision hereof; or if necessary, to conform this Agreement to the requirements of applicable laws or regulations, but neither the Trust nor the Adviser shall be liable for failing to do so.

     15. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to conflict of law principles, and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

     16. The Trust represents that this Agreement has been duly approved by the Trustees, including a majority of the Independent Trustees, and by shareholders of the Liquid Asset Fund series of the Trust (which is the sole series of the Trust operating as of the date hereof and is expected to be the initial investor in the U.S. Government Money Market Portfolio), in accordance with the requirements of the Act and the rules thereunder.

     17. The Trust and the Adviser agree that the obligations of the Trust under this Agreement shall not be binding upon any of the members of the Board of Trustees, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Trust, individually, but are binding only upon the assets and property of the Portfolios, as provided in the Declaration of Trust.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written.

                               CADRE INSTITUTIONAL INVESTORS TRUST



                               By: ____________________________
                               Title:

Attest:


-------------------
Title:

                               CADRE FINANCIAL SERVICES, INC.



                               By:_____________________________
                               Title:

Attest:


--------------------
Title:

                              SCHEDULE A

     It is agreed by the parties hereto that the Adviser shall provide services as set forth herein to the following Portfolios:

     U.S. Government Money Market Portfolio
     Money Market Portfolio

     This Schedule A may be amended from time to time by the parties hereto.

                                   SCHEDULE B

                                      Fees


     As full compensation for the services and facilities furnished to the Trust and the expenses assumed by the Adviser under this Agreement, each of U.S. Government Money Market Portfolio and Money Market Portfolio shall pay to the Adviser monthly compensation calculated daily at the annual rate of 0.06% of each such Portfolio's net assets. Such calculations shall be made by applying 1/365th of the annual rate to the net assets of each Portfolio each day determined as of the close of business on that day or the last previous business day, if such day is not a business day. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

                                                                       EXHIBIT C



                    INFORMATION REGARDING OTHER MONEY MARKET FUNDS PROVIDED
              INVESTMENT ADVICE BY CADRE FINANCIAL SERVICES, INC.


     In addition to providing investment advisory services to the Fund, the Investment Adviser provides investment advisory services to the following two money market funds which, like the Fund, are series of registered investment companies:

                           Net Assets as of          Annual Rate of
 Name of Fund              September 22, 1998        Investment Advisory Fee
--------------             ------------------        -----------------------
Investment Services for    $8.3 million              0.15% of average daily
Education Money Market                               net assets.
Fund (a series of
Investment Services for                              (The Investment Adviser
Education Trust)                                     has agreed to waive its
                                                     fee and to reimburse
                                                     expenses of the fund to the
                                                     extent necessary to
                                                     maintain the total
                                                     operating expenses of the
                                                     fund, other than interest,
                                                     taxes and extraordinary
                                                     expenses, at an annual rate
                                                     of not more than 0.85% of
                                                     the fund's average net
                                                     assets.)

Cadre Network Health       $73.6 million             0.40% on the first
Financial Services                                   $250 million of average
Liquid Asset Fund                                    daily net assets; 0.3675%
(a series of Cadre                                   on the next $250 million
Network Health Financial                             of such assets; and
Services Trust)                                      0.3350% of such assets in
                                                     excess of $500 million.

                                                    (The Investment Adviser has
                                                    agreed to waive its fee or
                                                    to take other action as
                                                    necessary to maintain the
                                                    annualized expenses of the
                                                    fund at not more than 0.85%
                                                    of average net assets.)

                       CADRE INSTITUTIONAL INVESTORS TRUST
                              LIQUID ASSET FUND

                PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST FOR A SPECIAL MEETING OF SHAREHOLDERS
                              October 30, 1998

     The undersigned hereby appoints William M. Sullivan and Linda J. Cassesse, jointly and severally, as Proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated below, all shares held of record by the undersigned on September 22, 1998 at the Special Meeting of Shareholders of Liquid Asset Fund (the "Fund"), a series of Cadre Institutional Investors Trust (the "Trust"), to be held on October 30, 1998 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby.

The Board of Trustees of the Trust Recommends a Vote "FOR" each of the following Proposals.

1.    Proposal to amend diversification   For         Against       Abstain
      policy and concentration policy of  [     ]     [     ]       [     ]
      the Fund

2.    Proposal to approve new investment  For         Against       Abstain
      advisory agreement between the      [     ]     [     ]       [     ]
      Trust and Cadre Financial Services,
      Inc.

3.    Election of Trustees                For all            WITHHOLD
                                          nominees           AUTHORITY
                                          listed below
                                          [     ]            [     ]

        (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

                             David L. Boyle
                             Harvey A. Fein
                             Donald E. Gray, Jr.
                             Don I. Tharpe

4. In their discretion on such other business as may properly be brought before the meeting.

If this proxy is properly executed and returned, the shares represented hereby will be voted in the manner directed herein. If not otherwise specified, this proxy will be voted FOR Proposals 1 and 2 and to elect each of the nominees for election as Trustees.

Please date and sign below exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.



--------------------------
Name of Shareholder



--------------------------
Authorized Signature
Title:



--------------------------
Authorized Signature
Title:


Date:_____________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                        INSTRUCTIONS FOR SIGNING PROXY CARDS


     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:


Registration                                        Valid Signature
------------                                        ---------------
Corporate Accounts or Government Accounts
(1)     ABC Corp.                                   ABC Corp.
(2)     ABC Corp.                                   John Doe, Treasurer
(3)     ABC Corp.
        c/o John Doe, Treasurer                     John Doe
(4)     ABC Corp., Profit Sharing Plan              John Doe, Trustee